Lord Abbett  Mid-Cap Value Fund

                       SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                               [GRAPHIC OMITTED]

                                               Designed to provide you with
                                               capital appreciation from a stock
                                               portfolio of mid-sized companies

                                     [LOGO]

[GRAPHIC OMITTED]
ROBERT S. DOW
CHAIRMAN

JULY 9, 1999

"As investors continue to
shift away from large-cap
growth, we believe mid-cap
value will offer good
investment opportunities."


Report to Shareholders
For the Six Months Ended June 30, 1999

Lord Abbett Mid-Cap Value Fund completed the first half of its fiscal year on June 30, 1999 with aggregate net assets of $436 million. The following chart provides an overview of class-specific data through the first half of the fiscal year.

                                                  Six Months Ended June 30, 1999
                       ---------------------------------------------------------
                        Class A     Class B     Class C     Class P    Class Y**
                       ---------------------------------------------------------
Net asset value        $ 13.99     $ 13.84     $ 13.84     $ 13.84      $13.98

Total return*            10.15%       9.73%       9.81%       9.21%       7.04%

The Tide Has Turned ...
A sea of change best describes the stock market action so far in 1999. During the second quarter, performance leadership shifted dramatically from the narrow list of larger- capitalization growth stocks to mid-cap stocks. This change proved to be rewarding for value investors in mid-cap stocks and helped your fund to turn in solid performance. In particular, technology stocks continued to perform strongly during the period, as did investments in the electric utilities sector due to a trend toward industry deregulation. In past reports we have highlighted the favorable valuation profile of the mid-cap universe and your fund when compared to the largest capitalization stocks. Accordingly, we are encouraged by the recent performance, as it appears other investors have begun to recognize the excellent combination of improving fundamentals and attractive valuation inherent in the mid-cap universe.

 ...But Our Strategy Will Not Change
Although the market may now be moving in our direction we will not change the way we operate. We will remain focused on building a well-positioned portfolio of attractively valued, mid-sized companies with excellent investment prospects. The mid-cap sector includes companies with equity market capitalizations ranging from $500 million to $5 billion. We believe that our bottom-up, value-oriented style of stock selection, which emphasizes solid fundamental research, will continue to lead us to timely investments as it has in the past.

Looking Forward
Stronger than expected economic growth resulted in a 0.25% interest rate hike by the Federal Reserve Board of Governors and an increase in the long bond to over 6%. We do not believe this will push the U.S. economy into a recession but merely moderate domestic growth as the rest of the world recovers. However, the trend in interest rates will likely continue upward, which may create a perilous environment for some of the excessively valued large-cap growth stocks and the Internet start-ups. As investors continue to shift away from large-cap growth, we believe mid-cap value will offer good investment oppor- tunities. We look forward to executing our research-driven, value-oriented investment strategy in a market environment more favorable to our style.

We remain committed to helping you achieve your long-term financial goals. Thank you for including the Lord Abbett Mid-Cap Value Fund in your investment portfolio.

* Total return, which is not annualized, is the percent change in net asset value, assuming the reinvestment of all distributions.
**   The inception date for Mid-Cap Value Fund Class Y shares was 5/3/99.

     Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

The Mid-Cap Advantage

The table below illustrates the wide margin among current valuations of ultra-large capitalization stocks, as measured by the 50 largest market cap stocks, the S&P 500 Index and mid-cap stocks as represented by the S&P MidCap 400 Index. This valuation margin is even greater when comparing these benchmarks with the Lord Abbett Mid-Cap Value Fund.

                  50 Largest
                  Market                                            Lord Abbett
                  Capitalization     S&P 500     S&P MidCap         Mid-Cap
                  Stocks*            Index**     400 Index *      Value Fund++
--------------------------------------------------------------------------------
Price/Earnings    28.4x              25.2x       19.8x              16.9x
Price/Book         7.2 x              5.4x        3.0x               1.9x

     All prices and data as of 6/30/99. The portfolio is actively managed and the Fund's attributes will differ over time. Price/Earnings Ratio (P/E) is the price of a stock divided by its earnings per share estimated for the next full fiscal year. Price/Book Ratio is the price of a stock divided by its stockholders' equity per share

* Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index.
** The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index.
+ The S&P MidCap 400 Index is comprised of 400 widely held common stocks chosen for their mid-cap size and industry characterizations. Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index.
++ The Price/Earnings and Price/Book ratios for the Lord Abbett Mid-Cap Value Fund represent the weighted average of each of these ratios for all of the stocks in the Fund's portfolio. Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index.

     The indices are unmanaged and are not available for investment.

Average Annual Total Returns

Average  annual  compounded  total  returns for periods ended  6/30/99.  Assumes
deduction  of  the  Class  A  share  5.75%  maximum   sales  charge,   with  all
distributions reinvested.

                                                Class A
--------------------------------------------------------
1 year:                                          -4.80%

5 years:                                        +15.84%

10 years:                                       +12.97%


Portfolio Data(1)

Top Ten Holdings as of 6/30/99                Top Sectors as of 6/30/99

Holding                         %TNA(2)       Sector                    %TNA (2)
--------------------------------------------------------------------------------
Dynegy, Inc.                     3.39%        Basic Industry             15.97%

MedPartners, Inc.                2.95%        Utilities                  13.13%

Amerada Hess Corp.               2.73%        Financial Services          9.31%

Varian Medical Systems, Inc.     2.72%        Energy                      7.79%

Safety-Kleen Corp.               2.70%        Other                       7.64%

Northeast Utilities              2.54%        Consumer Discretionary      6.64%

Cabletron Systems, Inc.          2.50%        Consumer Services           6.19%

Dillard Dept. Stores, Inc.       2.42%        Consumer Staples            4.53%

Niagra Mohawk Holdings, Inc.     2.21%        Technology                  4.48%

OfficeMax, Inc.                  2.20%        Health Care                 4.18%

(1)  The Fund's portfolio is actively managed and is subject to change.

(2)  Percent of total net assets.

     The past performance of the Fund is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Value of a Managed Equity Portfolio

The cost of goods and services (as measured by the Consumer Price Index) has risen steadily over the past 10 years, increasing at an average of 2.96% per year. Over this time frame, the 5.68% average annual return of CDs outpaced inflation. However, investors in the Fund saw their $100,000 investment grow an average of 13.21% per year to $345,797 (1) .

There is no doubt that when it comes to saving for near-term obligations, CDs are important. But when investing for long-term goals, such as a house, a child's education or retirement, owning good companies through a fund like Lord Abbett Mid-Cap Value Fund can help your money work harder for you.

                      Growth of $100,000: 6/30/89 - 6/30/99
[GRAPHIC OMITTED]

(1) The Fund's results reflect the deduction of the Class A share reduced sales charge of 3.75% applicable to investments of $100,000. All distributions were reinvested. The Fund's maximum sales charge is 5.75%.

(2)  Source: Lipper, Inc.

Total return is the percent change in value assuming the reinvestment of all distributions. Results of the CD investment reflect the average six-month CD rate available each year during the period. It is important to remember that, unlike the Fund, a CD's rate and principal are guaranteed if held until maturity. The Federal Deposit Insurance Corporation ("FDIC") insures CDs up to $100,000.


Important Information

Results quoted herein represent past performance based on the current sales charge schedule and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Prior to May 1, 1997, the Fund had only one class of shares, which is now designated as Class A shares. Results for periods from May 1, 1997 onward relate to Class A shares. Past performance is no indication of future results. Tax consequences are not reflected. The Fund's sales charge structure has changed from the past. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 (or your investment professional) and ask for the Fund's current prospectus. If used as sales material after 9/30/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

A Note About Year 2000 Matters

As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.

As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor LLC and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking each company's Y2K preparations into account when considering or reviewing investments.

In summary, while the Y2K problem is unprecedented and we cannot completely eliminate the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

                                 Statement of Net Assets
                                 June 30, 1999

                                 Investments                                                                Shares         Value
---------------------------------------------------------------------------------------------------------------------------------
Investments in Common Stocks 96.42%
---------------------------------------------------------------------------------------------------------------------------------
Aerospace .67%                  *Orbital Sciences Corp.- A space and information systems
                                 company that designs, manufactures, operates and markets
                                 a broad range of affordable space-technology products and
                                 satellite-based services                                                  123,200    $ 2,910,600
----------------------------------------------------------------------------------------------------------------------===========
Airlines .46%                    SkyWest Inc.- A regional airline that provides passenger
                                 and freight service in the Western United States                           80,000      1,995,000
----------------------------------------------------------------------------------------------------------------------===========
Apparel 1.41%                  *Jones Apparel Group Inc.- Leading designer, manufacturer
                                 and marketer of women's apparel                                           125,275      4,298,497

                                *Reebok International Ltd.- Designs, markets and distributes
                                 sports, fitness and casual footwear, apparel, and equipment               100,000      1,862,500
                                 Total                                                                                  6,160,997
----------------------------------------------------------------------------------------------------------------------===========
Auto Parts 1.38%                 Snap-on, Inc.- Manufacturer and distributor of hand tools and
                                 diagnostic equipment for the automotive industry                          110,000      3,980,625

                                 Standard Products Co.- Manufactures plastic and rubber
                                 products for the automotive and appliance industries                       80,000      2,050,000
                                 Total                                                                                  6,030,625
----------------------------------------------------------------------------------------------------------------------===========
Banks: Regional 1.26%            Cullen/Frost Bankers Inc.- Leading Texas bank                             200,000      5,512,500
----------------------------------------------------------------------------------------------------------------------===========
Chemical: Specialty 3.93%        Crompton & Knowles Corp.- Specialty chemicals and plastic
                                 processing equipment manufacturer                                         395,000      7,727,188

                                *Polymer Group Inc.- Major global manufacturer of non-woven
                                 materials                                                                 800,000      9,400,000
                                 Total                                                                                 17,127,188
----------------------------------------------------------------------------------------------------------------------===========
Communications Equipment 1.34% *Plantronics, Inc.- Leading supplier of communication headset
                                 products and services to users and providers worldwide                     90,000      5,861,250
----------------------------------------------------------------------------------------------------------------------===========
Computer: Software 1.88%         Adobe Systems Inc.- Developer of computer software products               100,000      8,215,620
----------------------------------------------------------------------------------------------------------------------===========
Containers 1.89%                 Ball Corp.- Leading manufacturer of aluminum, plastic and steel
                                 containers for the beverage and food industries                           195,000      8,238,750
----------------------------------------------------------------------------------------------------------------------===========
Drugs/Health Care Products 4.53% *MedPartners Inc.- Leading pharmaceutical benefits management
                                 company                                                                 1,700,000     12,856,250

                                 Mylan Laboratories Inc.- Leading producer of prescription
                                 generic drugs and brand-name dermatological products                      260,000      6,890,000
                                 Total                                                                                 19,746,250
----------------------------------------------------------------------------------------------------------------------===========
Electric Power 12.03%            FirstEnergy Corp.- Major Midwestern electric utility holding company      220,000      6,820,000

                                 Illinova Corp.- Major Midwestern electric utility holding company         330,000      8,992,500

                                 Ipalco Enterprises Inc.- Major Midwestern electric utility holding
                                 company                                                                   300,000      6,356,250

                                *Niagara Mohawk Holdings Inc.- Electric and gas utility company            600,000      9,637,500

                                   Statement of Net Assets
                                   June 30, 1999

Investments                                                                                             Shares           Value
-------------------------------------------------------------------------------------------------------------------------------
                                  *Northeast Utilities- Major Northeastern electric utility company     625,000    $ 11,054,688

                                   Sierra Pacific Resources- Western electric, water and gas utility
                                   holding company                                                      125,000       4,546,875

                                   SCANA Corp.- Major Southeastern electric and gas utility holding
                                   company                                                              215,000       5,025,625
                                   Total                                                                             52,433,438
--------------------------------------------------------------------------------------------------------------------===========
Electronics: Equipment .58%       *Varian Semiconductor Equipment Associates, Inc.- Manufacturers
                                   of semiconductor equipment                                           150,000       2,550,000
--------------------------------------------------------------------------------------------------------------------===========
Electronics: Semiconductors 1.08% *Atmel Corp.- Manufacturer of non-volatile memory and
                                   logic integrated circuits                                            180,000       4,713,750
--------------------------------------------------------------------------------------------------------------------===========
Food 9%                            Corn Products International Inc.- Leading refiner of corn and
                                   other grains                                                         280,000       8,522,500

                                   Dean Foods Co.- Major producer of dairy foods and pickles            220,000       9,143,750

                                  *Del Monte Foods Co.- Major producer of canned foods                  500,000       8,375,000

                                   IBP Inc.- Beef and pork processor                                    200,000       4,750,000

                                   Universal Foods Corp.- Manufacturer of yeast, flavorings,
                                   colorants and dried spices for the food industry                     400,000       8,450,000
                                   Total                                                                             39,241,250
--------------------------------------------------------------------------------------------------------------------===========
Health-Care Products 7%           *Acuson Corp.- Manufacturer of medical diagnostic ultrasound
                                   imaging systems                                                      535,000       9,195,313

                                  *St. Jude Medical, Inc.- A leading manufacturer of artificial
                                   heart valves and pacemakers                                          265,000       9,440,625

                                    Varian Medical Systems Inc.- A worldwide supplier of
                                   integrated cancer-care systems                                       470,000      11,867,500
                                   Total                                                                             30,503,438
--------------------------------------------------------------------------------------------------------------------===========
Health-Care Services 2.41%        *Sierra Health Services Inc.- Managed health plans in Nevada,
                                   Texas and the Northeast; workers' compensation                       300,000       4,331,250

                                  *Trigon Healthcare Inc. Class A- Provider of managed health
                                   plans in Virginia                                                    170,000       6,183,750
                                   Total                                                                             10,515,000
--------------------------------------------------------------------------------------------------------------------===========
Insurance: Life 1.90%              MONY Group Inc.- Major U. S. life insurer                            253,850       8,281,856
--------------------------------------------------------------------------------------------------------------------===========
Insurance: Property & Casualty     Ace Ltd.- Insurance holding company specializing in
                                   property and casualty coverage                                       200,000       5,650,000
4.32%                              Transatlantic Holdings Inc.- International property and
                                   casualty reinsurer                                                    90,000       6,744,375

                                   XL Capital Ltd. Class A- Excess liability insurer                    114,000       6,441,000
                                   Total                                                                             18,835,375
--------------------------------------------------------------------------------------------------------------------===========
Machinery: Diversified 1.99%     *Coltec Industries Inc.- Diversified manufacturer of aerospace,
                                   defense and automotive products                                      400,000       8,675,000
--------------------------------------------------------------------------------------------------------------------===========
Manufacturing: Diversified 1.92%  Tenneco Inc.- A global manufacturing company with
                                   operations in automotive parts and packaging                         350,000       8,356,250
--------------------------------------------------------------------------------------------------------------------===========
Miscellaneous 1.45%               Jostens Inc.- Produces class rings, yearbooks and recognition
                                   products for schools and businesses                                  300,000       6,318,750
--------------------------------------------------------------------------------------------------------------------===========
Natural Gas: Distribution 2.68%    Eastern Enterprises- Natural gas distributor in Massachusetts        150,000       5,962,500

                                   Southwest Gas Corp.- Natural gas distributor in Arizona
                                   and Nevada                                                           200,000       5,725,000
                                   Total                                                                             11,687,500
--------------------------------------------------------------------------------------------------------------------===========
Natural Gas: Diversified 3.39%     Dynegy Inc.- Major U. S. marketer of natural gas, natural
                                   gas liquids, crude oil and electricity                               725,000      14,771,875
--------------------------------------------------------------------------------------------------------------------===========
Office Equipment/Supplies 2.50%   *Cabletron Systems Inc.- Manufactures, markets and
                                   installs network connectivity hardware and software                  840,000      10,920,000
--------------------------------------------------------------------------------------------------------------------===========
Oil: Domestic Integrated 8.04%     Amerada Hess Corp.- Oil and gas exploration,
                                   production and refining                                              200,000      11,900,000

                                   Kerr-McGee Corp.- Oil and gas exploration and production,
                                   refining and chemicals                                               190,000       9,535,625

                                   Ultramar Diamond Shamrock Corp.- Refiner and marketer

                                   of petroleum products                                                280,000       6,107,500

                                   Valero Energy Corp.- An independent petroleum refining
                                   and marketing company                                                350,000       7,503,125
                                   Total                                                                             35,046,250
--------------------------------------------------------------------------------------------------------------------===========
Paper and Forest Products 2.38%   *Buckeye Technologies Inc.- Producer of specialty cellulose
                                   pulp and non-wovens                                                  300,000       4,556,250

                                   Unisource Worldwide Inc.- Distributor of printing and
                                   imaging supplies in North America                                    481,500       5,808,094
                                   Total                                                                             10,364,344
--------------------------------------------------------------------------------------------------------------------===========
REITs & Finance 1.83%             Healthcare Realty Trust Inc.- Healthcare facility real estate
                                   investment trust                                                     380,006       7,980,126
--------------------------------------------------------------------------------------------------------------------===========
Restaurants 1.59%                  CBRL Group Inc.- Operates restaurants throughout the United States   400,000       6,925,000
--------------------------------------------------------------------------------------------------------------------===========
Retail: Deptartment Stores &      *Consolidated Stores Corp.- Major U. S. retailer specializing in
                                   closeouts and toys                                                   275,800       7,446,600
Merchandise 6.33%                  Dillard's Inc. Class A- Southwestern department store chain          300,000      10,537,500

                                  *OfficeMax Inc.- Major operator of office product superstores         800,000       9,600,000
                                   Total                                                                             27,584,100
--------------------------------------------------------------------------------------------------------------------===========

                                   Statement of Net Assets
                                   June 30, 1999

                                                                                                        Shares or
Investments                                                                                      Principal Amount              Value
------------------------------------------------------------------------------------------------------------------------------------
Toys 1.44%                        Hasbro Inc.- Major U. S. manufacturer of toys and games                  225,000      $  6,285,938
-------------------------------------------------------------------------------------------------------------------------===========
Waste Management 3.81%            *Republic Services Inc.- Provider of non-hazardous solid waste
                                   collection and disposal services in the United States                   195,000         4,826,250

                                  *Safety-Kleen Corp.- Largest hazardous waste management
                                   company in North America                                                650,000        11,781,250
                                   Total                                                                                  16,607,500
-------------------------------------------------------------------------------------------------------------------------===========
                                   Total Investments in Common Stocks (Cost $346,703,242)                                420,395,520
====================================================================================================================================
Other Assets, Less Liabilities 3.58%
====================================================================================================================================
Short-term Investments             Prudential Funding Corp. Discount Note 5 5 /8% due 7/1/1999
                                   (Cost $13,000,000)                                                  $13,000,000        13,000,000
-------------------------------------------------------------------------------------------------------------------------===========
Cash and Receivables, Net of Liabilities                                                                                   2,612,468
-------------------------------------------------------------------------------------------------------------------------===========
                                   Total Other Assets, Less Liabilities                                                   15,612,468
====================================================================================================================================
Net Assets 100.00%                                                                                                      $436,007,988
====================================================================================================================================
                                   Class A Shares- Net asset value ($ 390,348,577 / 27,911, 381 shares outstanding)           $13.99

                                   Maximum offering price (net asset value plus sales charge of 5.75% of the offering
                                   price)                                                                                     $14.84

                                   Class B Shares- Net asset value ($ 31, 899,592 / 2,304,998 shares outstanding)             $13.84

                                   Class C Shares- Net asset value ($ 13,611,655 / 983,842 shares outstanding)                $13.84

                                   Class P Shares- Net asset value ($ 147, 093 /10,628 shares outstanding)                    $13.84

                                   Class Y Shares- Net asset value ($ 1, 070.63 / 76.570 shares outstanding)                  $13.98

*    Non-income producing security.

     See Notes to Financial Statements.


                                   Statement of Operations

Investment Income                                                                                     Six Months Ended June 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
Income         Dividends                                                                                               $   2,486,013

               Interest                                                                                                      285,123

               Total income                                                                                                2,771,136
               ---------------------------------------------------------------------------------------------------------------------
Expenses       Management fee                                                                                              1,335,808

               12b-1 distribution plan- Class A                                                                              482,971

               12b-1 distribution plan- Class B                                                                              136,146

               12b-1 distribution plan- Class C                                                                               58,426

               12b-1 distribution plan- Class P                                                                                  401

               Shareholder servicing                                                                                         351,257

               Reports to shareholders                                                                                        48,342

               Registration                                                                                                   35,611

               Professional                                                                                                   38,614

               Directors' fees                                                                                                 7,084

               Other                                                                                                          17,433
               ---------------------------------------------------------------------------------------------------------------------
               Total expenses before reductions                                                                            2,512,093

               Expense reductions                                                                                           (13,855)
               ---------------------------------------------------------------------------------------------------------------------
               Net expenses                                                                                                2,498,238

               Net investment income                                                                                         272,898
               ---------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
====================================================================================================================================
Net realized gain from investment transactions                                                                            31,820,994
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                                       5,528,743
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                                                           37,349,737
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                     $37,622,635
====================================================================================================================================
               See Notes to Financial Statements.

               Statements of Changes in Net Assets

                                                                                                 Six Months Ended       Year Ended
                                                                                                         June 30,     December 31,
Increase (Decrease) in Net Assets                                                                            1999             1998
------------------------------------------------------------------------------------------------------------------------------------
Operations     Net investment income                                                               $      272,898  $     1,301,551

               Net realized gain from investment transactions                                          31,820,994       16,394,308

               Net change in unrealized appreciation of investments                                     5,528,743       (21,076,685)

               Net increase (decrease) in net assets resulting from operations                         37,622,635        (3,380,826)
               ---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:

               Net investment income- Class A                                                          (1,370,461)              -

               Net investment income- Class B                                                                  -                -

               Net investment income- Class C                                                                  -                -

               Net investment income- Class P                                                                (526)              -

               Net realized gain from investment transactions- Class A                                (14,800,905)              -

               Net realized gain from investment transactions- Class B                                 (1,118,553)              -

               Net realized gain from investment transactions- Class C                                   (486,334)              -

               Net realized gain from investment transactions- Class P                                    (14,191)              -

               Total distributions                                                                    (17,790,970)              -
               ---------------------------------------------------------------------------------------------------------------------
Capital share transactions:

               Net proceeds from sales of shares                                                       49,985,703      127,473,361

               Net asset value of shares issued in reinvestment of dividends and distributions         16,443,137               -

               Total                                                                                   66,428,840      127,473,361
               ---------------------------------------------------------------------------------------------------------------------
               Cost of shares reacquired                                                              (57,158,513)     (60,422,158)
               ---------------------------------------------------------------------------------------------------------------------
               Increase in net assets derived from capital share transactions                           9,270,327       67,051,203
               ---------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                 29,101,992       63,670,377
------------------------------------------------------------------------------------------------------------------------------------
Net Assets     Beginning of period                                                                    406,905,996      343,235,619
               ---------------------------------------------------------------------------------------------------------------------
               End of period (including undistributed (distributions in excess of)
               net investment income of $(157, 078) and $941, 011, respectively)                     $436,007,988     $406,905,996
               =====================================================================================================================

               See Notes to Financial Statements.

Financial Highlights

                                                                               Class A Shares                         Class B Shares

                                 Six Months                                                     Six Months
                                      Ended                           Year Ended December 31,        Ended  Year Ended     5/1/97(b)
Per Share Operating Performance:    6/30/99      1998      1997      1996      1995      1994      6/30/99    12/31/98   to 12/31/97
---------------------------------------------------------------------------------------------- -------------------------------------
Net asset value, beginning
of period                            $13.31    $13.37    $13.29    $12.18    $11.25    $12.65       $13.17      $13.33    $12.14
---------------------------------------------------------------------------------------------- -------------------------------------
      Income (loss) from
      investment operations

      Net investment income (loss)      .01(e)    .05(e)    .08       .13      .162       .18         (.03)(e)    (.05)(e)   -(c)

      Net realized and unrealized
      gain (loss) on investments       1.26      (.11)     3.61      2.19     2.383      (.545)       1.24        (.11)     3.27

      Total from investment
      operations                       1.27      (.06)     3.69      2.32     2.545      (.365)       1.21        (.16      3.27
      ---------------------------------------------------------------------------------------- -------------------------------------
      Distributions

      Dividends from net
      investment income                (.05)        -      (.23)     (.16)    (.17)      (.16)          -           -       (.05)

      Distributions from
      net realized gain                (.54)        -     (3.38)    (1.05)   (1.445)     (.875)       (.54)         -      (2.03)

      Total                            (.59)        -     (3.61)    (1.21)   (1.615)    (1.035)       (.54)         -      (2.08)

Net asset value, end of period       $13.99    $13.31      $13.37  $13.29   $12.18     $11.25       $13.84      $13.17    $13.33
---------------------------------------------------------------------------------------------- -------------------------------------
Total Return(a)                       10.15%(d) (0.45)%   31.53%(c) 21.22%   26.09%     (3.27)%       9.73%(d)   (1.20)%   27.51%(d)
====================================================================================================================================
      Ratios to Average
      Net Assets:

      Expenses(f)
                                        .61%(d)  1.16%     1.25%(c)  1.22%*   1.27%      1.12%         .96%(d)    1.92%     1.29%(d)

      Net investment income (loss)      .11%(d)   .39%      .74%(c)  1.12%    1.48%      1.53%        (.25)%(d)   (.35)%   (.15)%(d)
      ------------------------------------------------------------------------------------------------------------------------------


                                                                 Class C Shares                     Class P Shares    Class Y Shares
                                     -------------------------------------------- --------------------------------- ----------------
                                     Six Months Ended   Year Ended     5/1/97(b)    Six Months Ended      1/1/98(b)      5/3/99(b)
Per Share Operating Performance:              6/30/99     12/31/98  to 12/31/97              6/30/99   to 12/31/98      to 6/30/99
--------------------------------------------------------------------------------- --------------------------------- ----------------
Net asset value, beginning of period           $13.16       $13.33       $12.14               $13.25        $13.38        $13.06
--------------------------------------------------------------------------------- --------------------------------- ----------------
      Income (loss) from
      investment operations

      Net investment income (loss)               (.03)(e)     (.05)(e)      -(c)                 .01(e)        .02(e)        .01(e)

      Net realized and unrealized gain (loss)
      on investments                             1.25         (.12)        3.27                 1.14          (.15)          .91

      Total from investment
      operations                                 1.22         (.17)       3.27                  1.15         (.13)           .92
      --------------------------------------------------------------------------- --------------------------------- ----------------
      Distributions

      Dividends from net investment income          -           -          (.05)                (.02)          -              -

      Distributions from net realized gain       (.54)          -         (2.03)                (.54)          -              -

      Total                                      (.54)          -         (2.08)                (.56)          -              -

Net asset value, end of period                 $13.84       $13.16       $13.33               $13.84        $13.25        $13.98
--------------------------------------------------------------------------------- --------------------------------- ----------------
Total Return(a)                                  9.81%(d)    (1.28)%      27.51%(d)             9.21%(d)      (.97)%        7.04%(d)
====================================================================================================================================
      Ratios to Average Net Assets:

      Expenses(f)                                 .96%(d)     1.92%        1.28%(d)              .67%(d)      1.37%          .18%(d)

      Net investment income (loss)               (.25)%(d)    (.35)%       (.13)%(d)             .06%(d)       .20%          .06%(d)
      ==============================================================================================================================


                                Six Months Ended                                                             Year Ended December 31,
Supplemental Data for All Classes:       6/30/99             1998             1997             1996            1995             1994
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period(000)    $436,008         $406,906         $343,236         $257,148        $227,149         $190,788

      Portfolio turnover rate             24.61%           46.58%           56.96%           38.88%          41.42%           57.49%
      ==============================================================================================================================

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)  Commencement of operations of respective Class shares.
(c)  Amounts less than $0.01.
(d)  Not annualized.
(e)  Calculated using average shares outstanding during the period.
(f) The ratios for 1998 and 1999 include expenses paid through an expense offset arrangement. See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company: (a) Securities are valued as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded only in the over-thecounter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. Shortterm securities are valued at amortized cost which approximates market value. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued on a daily basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. (" Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC (" Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date,(2) a one-time distribution fee of up to 1% on certain qualifying purchases and(3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Rule 12b-1 plan.

Distributor received $86,425 representing payment of commissions on sales of Class A shares after deducting $529,802 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Dividends from net investment income and net realized gain from investment transactions, if any, are declared annually. At June 30, 1999, undistributed net realized gain for financial reporting purposes aggregated $31, 737, 161.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

4. Capital The Company has authorized 150 million shares of $. 001 par value capital stock designated as follows: Class A- 105 million shares, Class B- 15 million shares, Class C- 15 million shares, Class P- 15 million shares and Class Y- 15 million shares. Paid in capital amounted to $330,735,627 at June 30, 1999. Transactions in shares of capital stock were as follows:


                          Six Months Ended                  Year Ended
                             June 30, 1999           December 31, 1998
                   -----------------------------------------------------
Class A              Shares        Amount         Shares        Amount
------------------------------------------------------------------------
Sales of shares    3,027,141  $ 39,405,371     6,679,081  $  89,842,339

Shares issued to
shareholders in
reinvestment of
dividends and
distributions      1,210,990    14,919,395            -              -

Total              4,238,131    54,324,766     6,679,081     89,842,339
------------------------------------------------------------------------
Shares reacquired (3,968,126)  (49,371,142)   (4,048,822)   (54,443,261)
Increase             270,005  $  4,953,624)    2,630,259  $  35,399,078
------------------------------------------------------------------------
                           Six Months Ended                  Year Ended
                              June 30, 1999           December 31, 1998
                   -----------------------------------------------------
Class B              Shares        Amount         Shares         Amount
------------------------------------------------------------------------
Sales of shares      513,271    $6,413,281     1,915,350    $26,070,405

Shares issued to
shareholders in
reinvestment of
dividends and
distributions         85,467     1,045,263            -              -

Total                598,738     7,458,544     1,915,350     26,070,405
------------------------------------------------------------------------
Shares reacquired   (368,103)   (4,531,944)     (247,290)    (3,182,255)

Increase             230,635    $2,926,600)    1,668,060    $22,888,150
------------------------------------------------------------------------

                           Six Months Ended                  Year Ended
                              June 30, 1999          December 31, 1998,
                   -----------------------------------------------------
Class C              Shares        Amount         Shares         Amount
------------------------------------------------------------------------
Sales of shares      289,406    $3,689,970       848,457    $11,559,761

Shares issued to
shareholders in
reinvestment of
dividends and
distributions         37,920       463,762            -              -

Total                327,326     4,153,732       848,457     11,559,761
------------------------------------------------------------------------
Shares reacquired   (236,138)   (2,937,367)     (212,341)    (2,796,591)

Increase              91,188    $1,216,365)      636,116   $  8,763,170
------------------------------------------------------------------------

Notes Notes to to Financial Financial Statements Statements

                                                              January 1, 1998
                                                             (Commencement of
                             Six Months Ended       operations of Class shares)
                                June 30, 1999            to December 31, 1998
                      -------------------------------------------------------
Class P               Shares         Amount          Shares         Amount
-----------------------------------------------------------------------------
Sales of shares        36,576        $476,081             76            $856

Shares issued to
shareholders in
reinvestment of
dividends and
distributions           1,197          14,717             -               -

Total                  37,773         490,798             76             856
-----------------------------------------------------------------------------
Shares reacquired     (27,217)       (318,060)           (4)            (51)

Increase               10,556        $172,738)            72            $805
-----------------------------------------------------------------------------

                                                                 May 3, 1999
                                                            (Commencement of
                                                   operations of Class shares)
                                                            to June 30, 1999
                                                  ---------------------------
Class Y                                              Shares         Amount
-----------------------------------------------------------------------------
Sales of shares                                           77          $1,000

Increase                                                  77          $1,000
-----------------------------------------------------------------------------


Copyright (C)1999 by Lord Abbett Mid-Cap Value Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Mid-Cap Value Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U. S. A.


Notes to Financial Statements

5. Purchases and Sales of Securities Purchases and sales of investment securities (other than short-term investments) aggregated $93,361, 559 and $105,329,289, respectively.

As of June 30, 1999, net unrealized appreciation based on cost for federal income tax purposes aggregated $73,692,278, of which $82,649,778 related to appreciated securities and $8,957, 500 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at June 30, 1999, under a deferred compensation plan, were approximately $298,297.

7. Expense Reduction The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses.

8. Line of Credit The Company along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility (" Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at June 30, 1999, nor was the Facility utilized at any time during the year.

Copyright (C) 1999 by Lord Abbett Bond-Debenture Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Bond-Debenture Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus, which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U. S. A.

                                 Investing in the
                                   Lord Abbett
                                 Family of Funds

 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds         Tax-Free        Money
 Growth Fund                        Income Funds                                         Income Funds    Market Fund

 Developing       Research Fund -   Research Fund -  Balanced       World Bond-           National       U. S. Government
 Growth Fund*     Small-Cap Value   Large-Cap        Series***      Debenture Series      California     Securities Money
                  Series            Series                          Global Fund -         Connecticut    Market Fund ++
                  Alpha Series**    Growth &                        Income Series         Florida
                  International     Income Series                   High Yield Fund       Georgia
                  Series            Affiliated Fund                 Bond-Debenture        Hawaii
                  Mid-Cap                                           Fund                  Michigan
                  Value Fund                                        Limited Duration      Minnesota
                  Growth                                            U. S. Government      Missouri
                  Opportunities                                     Securities Series+    New Jersey
                  Fund                                              U. S. Government)     New York
                  Global Fund -                                     Securities Series+    Pennsylvania
                  Equity Series                                                           Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement
Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
http://www.lordabbett.com

*** Lord Abbett Developing Growth Fund Class A, B and C will close to new investors on 9/30/99.

*** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust International Series.

*** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U. S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.

[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
The GM Building    767 Fifth Avenue   New York, NY     10153-0203

LAMCVF-3-699
 (8/99